Exhibit 10.1

AMENDMENT TO THE REVISED 1997
STOCK OPTION AND INCENTIVE PLAN OF BRITESMILE, INC.

          THIS AMENDMENT TO THE REVISED 1997 STOCK OPTION AND INCENTIVE PLAN OF BRITESMILE, INC., dated as of September 30, 2005, is made and adopted by BRITESMILE, INC., a Utah corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the 1997 Plan (as defined below).

RECITALS

          WHEREAS, the Company maintains the Revised 1997 Stock Option and Incentive Plan (the “1997 Plan”);

          WHEREAS, the Company desires to amend the 1997 Plan to increase the number of shares of common stock of the Company subject thereto;

          WHEREAS, pursuant to Section 9.11 of the 1997 Plan, the 1997 Plan may be amended by the Board;

          WHEREAS, this Amendment was adopted by the Board of Directors of the Company on March 9, 2005; and

          WHEREAS, this Amendment was approved by the shareholders of the Company on September 30, 2005.

          NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the 1997 Plan as follows:

          1. Section 1.05(a) of the 1997 Plan is hereby deleted in its entirety and replaced with the following:

          “(a) Except as may be adjusted pursuant to Section 9.12(i) below, shares of stock which may be issued as Stock Bonuses or upon exercise of Options or Alternate Rights under the Plan shall be authorized and unissued or treasury shares of Common Stock of the Company (“Common Stock”). The number of shares of Common Stock the Company shall reserve for issuance as Stock Bonuses or upon exercise of Options or Alternate Rights to be granted from time to time under the Plan, and the maximum number of shares of Common Stock which may be issued under the Plan, shall not exceed in the aggregate One Million Nine Hundred Thousand (1,900,000) shares of Common Stock. In the absence of an effective registration statement under the Securities Act of 1933 (the “Act”), all Stock Bonuses, Options and Stock Appreciation Rights granted and shares of Common Stock subject to their exercise will be restricted as to subsequent resale or transfer, pursuant to the provisions of Rule 144 promulgated under the Act.”

          2. This Amendment shall be and is hereby incorporated in and forms a part of the 1997 Plan.

          3. This Amendment constitutes a new plan for purposes of incentive stock options granted with respect to shares added to the 1997 Plan pursuant to this Amendment and with respect to the shareholder approval requirements under the Code.

          4. All other terms and provisions of the 1997 Plan shall remain unchanged except as specifically modified herein.

          5. The 1997 Plan, as amended by this Amendment, is hereby ratified and confirmed.